
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Investor Presentation 1Q-2021

Gregg Sengstack, Chairperson and CEO

John J. Haines, VP – Chief Financial Officer

February 2021

Franklin Electric

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2020, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

To grow as a global provider of water and fuel systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric

Franklin Electric



Investment Highlights

Leading market position in groundwater pumping systems

Track record of **consistent organic growth** across segments

Advantageous **global footprint** to extend leadership and capture revenue in developing markets

Proven cash flow generation with **FCF growth CAGR of 23%** since 2016 (5 yr CAGR)

Strong balance sheet with **net debt-to-EBITDA < 0.2x** and opportunity for investment

History of returning capital to shareholders; **Dividends paid CAGR of 12%** since 1993

Corporate **strategy aligned with ESG principles**; Focus on increasing transparency

Franklin Electric



Franklin Electric Segment Overview (Revenue YTD 2020)

WATER SYSTEMS
$735M (56%)


GROUNDWATER
64%


GREYWATER
12%


LARGE DEWATERING
8%


WATER TREATMENT
2%


CONDENSATE AND OTHER INDUSTRIAL
14%

DISTRIBUTION
$328M (25%)


WATER WELL


WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
TREATMENT

FUELING SYSTEMS
$245M (19%)


FUELING SYSTEMS



Performance by Segment[1]

WATER SYSTEMS

Q4 2020 YoY
Net Sales: $189M up 1%
(4% organic growth)

2020 YTD YoY
Net Sales: $735M down 6%
(-3% organic growth)

MARKET OPPORTUNITY
>$6.0B

DISTRIBUTION

Q4 2020 YoY
Net Sales: $98M up 21%
(21% organic growth)

2020 YTD YoY
Net Sales: $328M up 13%
(13% organic growth)

MARKET OPPORTUNITY
>$2.0B

FUELING SYSTEMS

Q4 2020 YoY
Net Sales: $66M down 15%
(-16% organic growth)

2020 YTD YoY
Net Sales: $245M down 17%
(-17% organic growth)

MARKET OPPORTUNITY
>$1.2B

[1]Market opportunity based on management estimates as of Q42020



Water Systems Evolution

2000
MOTORS & CONTROLS



2020
PUMPING SYSTEMS



Franklin has evolved its portfolio and established itself as a leading supplier of groundwater pumping systems, and forward integrating in the U.S.

Franklin Electric

Headwater Distribution Companies



HEADWATER
COMPANIES

- Extend our position in groundwater
- Move closer to contractor
- Optimize supply chain
- Opportunities to move into adjacencies:
  - Filtration
  - Treatment
  - Irrigation
  - Commercial
- Gicon Pump & Equipment acquired December 2020



Fueling Evolution

2000
PUMPS & CONTROLS


STP-SCI

2020
TOTAL SYSTEMS


STP-SCI

Proven growth from listening to and serving our customers



Foundation for Growth

Customer Centricity



Innovation



Corporate Stewardship



Customer Centricity

Continue driving productivity & building a competitive advantage by closely connecting the value chain to the customer.


Franklin Electric
Locations with 50+ employees
Image Source: NASA's Earth Observatory

Functional focus areas

1. **Order Management, Distribution & Logistics** – Customer centric fulfillment to achieve service level agreement (SLA)
2. **Central Planning** – Inventory optimization to support SLA & address network complexity
3. **Manufacturing** – Demand driven execution & lean focus to drive productivity & responsiveness
4. **Sourcing** – Supply chain risk mitigation & continued MCOS reduction focus

Franklin Electric



Innovations in Water Systems

High-Efficiency Submersible Pumps

Patent-pending design configurations exceed U.S. Dept of Energy regulations



High-Efficiency Permanent Magnet Motors

4 & 6 inch encapsulated submersible motors with lower operating costs.



Variable Frequency Drives

with Bluetooth-Enabled Mobile Apps

Residential/Commercial HVAC, Cooling Tower, & Pumping Applications


Q-LINK

Inline Delta Pressure Booster

High-Rise Buildings & Light Industrial Applications

Quiet modular design with built-in proprietary protection features.


INLINE
DELTA

Franklin Electric



Innovations in Fueling Systems

EVO 200/400 Fuel Management

Highly accurate Automated Tank Gauges for small to mid-size fuel systems

EVO™ SERIES


EVO
EVO SERIES
Franklin Fueling Systems
Kwik Trip

FFS PRO Verify Installation Assurance

Cloud service that provides remote installation quality and safety assurance.

FFS PRO FACTORY VERIFIED


FFSPRO VERIFY
Site Verification Checkpoint Report
Loves

Corrosion Control In-Tank & In-Sump

Mitigates corrosion and protects sites from its potentially costly effects.

CORROSION CONTROL SYSTEM


Wawa



Corporate Stewardship

Corporate strategy aligned with ESG principles; Focus on increasing transparency

Commitment to Safety

Promote a culture of continuous health and safety training

- Engagement across all levels
- Prioritize employee health and wellness
- Actively monitor progress[1]
  - **TRR down 33% in 2020**
  - **LTR down 17% in 2020**
- Senior Management Reviews at least monthly

Operational Integrity

Ensuring proper practices and ethics throughout our business and relationships

- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Continuous Improvement

Measure ESG impact & drive improvement

- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement

Board-Level Oversight

Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets

- Set ESG targets
- Integrate ESG into Long Range Planning process

[1]TRR = Total Recordable Rate of work-related injury or illness; LTR = Lost Time Rate for work-related injury or illness

Franklin Electric



Strategic Priorities

1 **Continue to drive organic growth**

- Customer-focused innovation
- Enhance position in industrial channel
- 10 year Developing Region Growth CAGR of 8%
- Drive synergies through the entire U.S. Groundwater Pro channel

2 **Maintain competitive advantages that lead to operational efficiencies**

- Extend leadership position via quality, availability and cost
- Optimize distribution network and manufacturing footprint
- Become global DCX leader for customers

3 **Identify opportunities for inorganic growth**

- Pursue strategic and accretive acquisitions
- Fuel Systems inorganic growth in adjacencies

Franklin Electric is well positioned to drive long-term shareholder returns

Capital Allocation Performance & Priorities

2006 – 2020 FCF Deployment


Share Repurchases 15%
CAPEX 27%
Dividends 23%
Acquisitions 35%

Priorities for Cash Deployment

1. Opportunistic approach to acquisitions with >$600M in deal capacity
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 8% (2006 to 2020)
4. Opportunistic share repurchases



Acquisitions are a critical engine for growth

Key Priorities	Outcomes
Product Line Extensions	More FELE-branded products in distribution
Geographic Expansion	New platforms and bolt-ons to extend reach

Criteria

- Demonstrated ability to grow and drive incremental operating margins
- Focus on risk adjusted IRR and EPS accretion
- Historic cash flow multiples of 6 to 8 times


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Financial Performance Summary

Franklin Electric

Franklin Electric



Financial Performance Summary

Consolidated Sales


$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$950
$1,125
$1,298
$1,315
$1,247
2016
2017
2018
2019
2020

EPS (before restructuring)


$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.64
$1.92
$2.26
$2.07
$2.18
2016
2017
2018
2019
2020

7%
NET REVENUE CAGR FY2016-2020

23%
FREE CASH FLOW[1] CAGR FY2016-2020

16.2%
ROIC[2] YTD 2020

7%
EPS (BEFORE RESTRUCT.) CAGR FY2016-2020

[1]FCF = Cash Flow from Operations less net CAPEX
[2]ROIC based on pre-tax calculation



Cash Generation & Returns

Net Income ($M)


$120
$100
$80
$60
$40
$20
$-
$79
$78
$106
$95
$101
2016
2017
2018
2019
2020

Free Cash Flow ($M)[1]


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$82
$34
$107
$156
$189
2016
2017
2018
2019
2020

Free Cash Flow Conversion


200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
104%
43%
101%
163%
187%
2016
2017
2018
2019
2020

ROIC[2]


18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
15.1%
13.1%
14.6%
14.0%
16.2%
2016
2017
2018
2019
2020

[1] FCF = Cash Flow from Operations less net CAPEX
[2] ROIC based on pre-tax calculation



Franklin Electric

Organic Sales Growth[1]



Water
Fueling
Distribution
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
5.1%
5.2%
2.5%
8.2%
8.1%
15.0%
3.1%
-0.1%
3.5%
0.1%
-2.5%
-16.7%
12.5%
2016
2017
2018
2019
2020

[1]Distribution first measured in 2018. Excludes acquisitions for one year and impact of Foreign Currency translation.
*2020 Total Water excluding Pioneer Sales organic sales change would have been +4.1%.
*2020 FFS organic sales excluding China sales would have been (8.5)%.



Investment Highlights

Leading market position in groundwater pumping systems

Track record of **consistent organic growth** across segments

Advantageous **global footprint** to extend leadership and capture revenue in developing markets

Proven cash flow generation with **FCF growth CAGR of 23%** since 2016 (5 yr CAGR)

Strong balance sheet with **net debt-to-EBITDA < 0.2x** and opportunity for investment

History of returning capital to shareholders; **Dividends paid CAGR of 12%** since 1993

Corporate **strategy aligned with ESG principles**; Focus on increasing transparency


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

For More Information:

John J. Haines, VP – CFO, Franklin Electric Co. Inc.

jhaines@fele.com. 260-827-5442

Franklin Electric